TARGET ASSET ALLOCATION FUNDS
Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

Supplement dated September 7, 2011 to the Summary Prospectuses, Prospectus and SAI dated September 27, 2010

TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

Supplement dated September 7, 2011 to the Summary Prospectus, Prospectus and SAI dated February 25, 2011

Effective immediately, Jonathon Miller is no longer serving as Portfolio Manager to the portfolios referenced above. To reflect this change, all references to Mr. Miller in the affected summary prospectuses, prospectuses, and SAIs are hereby deleted.

LR390